UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2008

GREENHUNTER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33893 (Commission File Number)	20-4864036 (IRS Employer Identification No.)

1048 Texan Trail GRAPEVINE, TEXAS (Address of principal executive offices)	76051 (Zip Code)
Registrant’s telephone number, including area code: (972) 410-1044

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 19, 2008, Senator James R. Sasser accepted the Board of Directors (the “Board”) of GreenHunter Energy, Inc. (the “Company”) appointment as an independent director of the Company. The Company granted Senator Sasser options to purchase 100,000 shares of its common stock at an exercise price of $18.79 per share. The Company issued a press release announcing Senator Sasser’s appointment on February 21, 2008. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.
     Not applicable.
(b)	Pro Forma Financial Information.
     Not applicable.
(c)	Shell Company Transactions.
     Not applicable.
(d)	Exhibits.

Exhibit Number	Exhibit Title

99.1	Press Release dated February 21, 2008 announcing the appointment of Senator James R. Sasser to the Board of Directors of GreenHunter Energy, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHUNTER ENERGY, INC.

By:	/s/ Morgan F. Johnston
Morgan F. Johnston
Senior Vice President, General Counsel and Secretary

Date: February 21, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release dated February 21, 2008 announcing the appointment of Senator James R. Sasser to the Board of Directors of GreenHunter Energy, Inc.